                                                                    Exhibit 99.1

                           AMENDMENT NO. 1 dated as of April 7, 2005 (this
                  "Amendment"), to the Amended and Restated Credit Agreement dated as of September 1, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Borrower"), COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions from time to time party thereto (the "Lenders"), CREDIT SUISSE FIRST BOSTON, as syndication agent, DEUTSCHE BANK SECURITIES INC., as documentation agent, and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent (in such capacity, the "Administrative Agent").

         A. The Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

         B. The Required Lenders are willing so to amend such provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

         C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

               SECTION 1. Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of the following defined terms contained therein in their respective entireties and replacing in lieu thereof the following definitions:

               "Applicable Level" shall mean at any time the highest of Level I, Level II, Level III, Level IV and Level V in effect determined in accordance with Schedule 1.01(A).

               "Applicable Margin" shall mean (i) with respect to Revolving Loans and Swingline Loans, the applicable margin set forth on Schedule 1.01(A) opposite the Applicable Level, in each case as of the last day of the Holdings' fiscal quarter most recently ended as of such date; (ii) with respect to Tranche B-1 Term Loans (a) which are Eurodollar Loans, 4.50% and (b) which are ABR Loans, 3.50%; (iii) with respect to Supplemental Revolving Loans, (a) which are Eurodollar Loans, 4.50% and (b) which are ABR Loans, 3.50 % and (iv) with respect to Incremental Term Loans that are not Tranche B-1 Term Loans, the Incremental Margin to be added to Incremental Term Loans that are Eurodollar Loans or ABR Loans, as the case may be, as agreed by Borrower and the applicable Incremental Lenders.

               SECTION 2. Amendment to Section 6.01. Section 6.01 is hereby amended by inserting in clause (i) of paragraph (a) thereof, immediately after the words "not to exceed $60,000,000", the words ", provided Guarantees of such Indebtedness by the Borrower for the benefit of any Lender shall not exceed $25,000,000 in the aggregate".

               SECTION 3. Amendment to Section 6.14. Section 6.14 is hereby amended by deleting the table thereof in its entirety and replacing it with the following table:

                  Quarter Ending:                                               Ratio:
                  March 31, 2005                                                1.80:1.00
                  June 30, 2005                                                 1.80:1.00
                  September 30, 2005                                            1.80:1.00
                  December 31, 2005                                             1.80:1.00
                  March 31, 2006 & thereafter                                   2.25:1.00


                  SECTION 5. Amendment to Section 6.15. Section 6.15 is hereby amended by deleting the table thereof in its entirety and replacing it with the following table:

                  Quarter Ending:                                                  Ratio:
                  March 31, 2005                                                5.60:1.00
                  June 30, 2005                                                 5.50:1.00
                  September 30, 2005                                            5:30:1.00
                  December 31, 2005                                             5:00:1.00
                  March 31, 2006 - December 31, 2007                            4.50:1.00
                  March 31, 2008 & thereafter                                   4.25:1.00

         SECTION 5. Amendment to Schedule 1.01A. Schedule 1.01A is hereby amended by deleting the table thereof in its entirety and replacing it with the following table:

                                                           Revolving Loans and Swingline Loans
                                                  --------------------------------------------------------
                                                  Eurodollar Rate Loan Margin             ABR Loan Margin
                                                  --------------------------------------------------------
Leverage Ratio greater than 4.00:1.00                      3.50%                               2.50%
("Level I")
Leverage Ratio less than or equal to                       3.00%                               2.00%
4.00:1.00 and greater than 3.00:1.00
("Level II")
Leverage Ratio less than or equal to                       2.75%                               1.75%
3.00:1.00 and greater than 2.50:1.00
("Level III")
Leverage Ratio less than or equal to                       2.50%                               1.50%
2.50:1.00 and greater than 2.25:1.00
("Level IV")
Leverage Ratio less than or equal to                       2.25%                               1.25%
2.25:1.00 ("Level V")



               SECTION 6. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

               (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms.

               (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

               (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

               SECTION 7. Amendment Fee. In consideration of the agreements of the Required Lenders contained in this Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 12:00 noon, New York City time, on April 7, 2005, an amendment fee (the "Amendment Fee") equal to 12.5 basis points on the aggregate amount of the Commitments and outstanding Term Loans of such Lender.

                  SECTION 8. Conditions to Effectiveness. The Amendment shall become effective as of April 7, 2005, when (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders and (ii) the Amendment Fee, (b) the representations and warranties set forth in Section 6 hereof are true and correct (as set forth on an officer's certificate delivered to the Administrative Agent) and (c) all fees and expenses required to be paid or reimbursed by the Borrower pursuant hereto or to the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent shall have been paid or reimbursed, on or prior to effectiveness as applicable.

                  SECTION 9. Credit Agreement. Except as specifically provided hereby, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to any Loan Document shall mean such Loan Document as modified hereby. This Amendment shall be a Loan Document for all purposes. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.

               SECTION 10. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 11. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

               SECTION 12. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

               SECTION 13. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                     COLLINS & AIKMAN PRODUCTS CO.,

                                       by  /s/ John A. Galante
                                           ------------------------------------
                                           Name:   John A. Galante
                                           Title:  Vice President & Treasurer


                                     COLLINS & AIKMAN CORPORATION,

                                       by     /s/ John A. Galante
                                           ------------------------------------
                                           Name:   John A. Galante
                                           Title:  Vice President & Treasurer


                                     JPMORGAN CHASE BANK, N.A.,
                                     individually and as Administrative Agent and Collateral Agent,

                                       by  /s/ Richard W. Duker
                                           ------------------------------------
                                           Name:   Richard W. Duker
                                           Title:  Managing Director